Exhibit 24.1

SUNOCO, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned individuals, in his or her respective capacity as an officer or director, or both, as hereinafter set forth below his or her signature, of Sunoco, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Brian P. MacDonald, Michael S. Kuritzkes and Joseph P. Krott, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sunoco, Inc. Form 10-K for the year ending December 31, 2009 and any and all subsequent amendments thereto; and to file said Form 10-K, and any such amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby qualifying, ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in any number of counterparts and by the different signatories in separate counterparts each of which when executed shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

[COUNTERPART SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of this 4 th day of February, 2010.

/s/ ROBERT J. DARNALL	/s/ JOHN P. JONES, III
Robert J. Darnall Director	John P. Jones, III Director

/s/ GARY W. EDWARDS	/s/ JAMES G. KAISER
Gary W. Edwards Director	James G. Kaiser Director

/s/ LYNN L. ELSENHANS	/s/ JOSEPH P. KROTT
Lynn L. Elsenhans Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	Joseph P. Krott Comptroller (Principal Accounting Officer)

/s/ URSULA O. FAIRBAIRN	/s/ BRIAN P. MACDONALD
Ursula O. Fairbairn Director	Brian P. MacDonald Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ THOMAS P. GERRITY	/s/ JOHN W. ROWE
Thomas P. Gerrity Director	John W. Rowe Director

/s/ ROSEMARIE B. GRECO	/s/ JOHN K. WULFF
Rosemarie B. Greco Director	John K. Wulff Director